Exhibit 10.2

Execution Copy

AMENDMENT AND REAFFIRMATION OF
GUARANTY AND ENVIRONMENTAL INDEMNITY AGREEMENT

This Amendment and Reaffirmation of Guaranty and Environmental Indemnity Agreement (this “Reaffirmation”) is made and entered into as of February 14, 2020 by and between ALEXANDER’S, INC., a Delaware corporation, having an address at 210 Route 4 East, Paramus, New Jersey 07652 (“Guarantor”), and BANK OF CHINA, NEW YORK BRANCH, having an address at 7 Bryant Park, 1045 Avenue of the Americas, 13th Floor, New York, New York 10018 (together with its successors and assigns, “Lender”), in connection with that certain Amended and Restated Loan and Security Agreement dated as of December 12, 2018, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of even date herewith (the “Amendment”), by and between Lender and REGO II BORROWER LLC, a Delaware limited liability company (“Borrower”) (as may be further amended, renewed or restated from time to time, the “Loan Agreement”) and the other documents, agreements and instruments referenced in the Loan Agreement or executed and delivered pursuant thereto, including, without limitation, that certain Amended and Restated Guaranty of Recourse Carveouts dated as of December 12, 2018 executed and delivered by Guarantor to Lender (as amended by this Reaffirmation and as the same may be further amended, amended and restated renewed or otherwise modified from time to time, the “Guaranty”) and that certain Amended and Restated Environmental Indemnity Agreement dated as of December 12, 2018 executed and delivered by Guarantor and Borrower to Lender (as may be further amended, amended and restated, renewed or otherwise modified from time to time, the “Indemnity”).

1.    Use of Defined Terms. Except as expressly set forth in this Reaffirmation, all terms which have an initial capital letter where not required by the rules of grammar are defined in the Guaranty or the Indemnity, as applicable, including by reference to defined terms in the Loan Agreement.

2.    Amendment to Guaranty.    Section 1.2 of the Guaranty is hereby amended by deleting the word “or” after clause (xii) thereof, and by adding the word “or” after clause (xiii) thereof and the following before the period:

“(xiv) Borrower’s failure to obtain or maintain a core and shell certificate of occupancy for the Property (which may be a temporary or permanent certificate of occupancy), except as a result of a casualty or condemnation (provided that Borrower otherwise complies (subject to applicable notice and cure periods) with the terms and conditions of the Loan Documents in respect of such casualty or condemnation).”

3.    Reaffirmation. Guarantor hereby expressly:

A.    consents to the execution by Borrower and Lender of the Amendment and the other agreements, documents and instruments executed and delivered in connection therewith (the “Other Agreements”);

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B.    reaffirms all of its Guaranteed Obligations and other liabilities to Lender under the Guaranty, as amended hereby, in all respects;

C.    reaffirms all of its obligations and liabilities to Lender under the Indemnity, in all respects;

D.    agrees that all such Guaranteed Obligations and obligations and liabilities to Lender under the Indemnity, shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any matter whatsoever as a result of the execution and delivery of the Amendment, the Other Agreements or any of the transactions set forth therein; and

E.    represents and warrants to Lender that each of the representations and warranties made by the undersigned to Lender in any of the documents executed in connection with the aforesaid loans to Borrower remain true and correct, excluding those representations and warranties that solely and expressly related to a specific period of time prior to the date hereof and subject to the exceptions described on Schedule 1 attached hereto.

Guarantor acknowledges and agrees that its execution and delivery of this Reaffirmation was a material inducement to, among other things, Lender entering into the Amendment, and without this Reaffirmation, Lender would not have entered into the Amendment. Although the undersigned has been informed of the terms of the Amendment, the undersigned understands and agrees that Lender has no duty to so notify any Guarantor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

4.    Conflict. If, and to the extent, the terms and provisions of this Reaffirmation contradict or conflict with the terms of the Guaranty, the terms and provisions of this Reaffirmation shall govern and control; provided, however, to the extent the terms and provisions of this Reaffirmation do not contradict or conflict with the terms and provisions of the Guaranty, the Guaranty as amended by this Reaffirmation, shall remain in and have their intended full force and effect.

5.    Choice of Law. This Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including matters of validity, construction, effect, performance and remedies.

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IN WITNESS WHEREOF, the undersigned have caused this Reaffirmation to be duly executed and delivered as of the day and year first above written.

GUARANTOR:
ALEXANDER’S, INC.,
a Delaware corporation
By: /s/ Alan J. Rice
Name: Alan J. Rice
Title: Secretary

LENDER:
BANK OF CHINA, NEW YORK BRANCH
By:
Name:
Title:

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IN WITNESS WHEREOF, the undersigned have caused this Reaffirmation to be duly executed and delivered as of the day and year first above written.

GUARANTOR:
ALEXANDER’S, INC.,
a Delaware corporation
By:
Name:
Title:

LENDER:
BANK OF CHINA, NEW YORK BRANCH
By: /s/ Raymond L. Qiao
Name: Raymond L. Qiao
Title: Authorized Signatory

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SCHEDULE 1

Exceptions to Representations and Warranties

None.

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